Exhibit 10.2

SECOND AMENDMENT TO THE

FIRST AMENDED AND RESTATED BMO WHOLESALE FINANCING AND

SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED BMO WHOLESALE FINANCING AND SECURITY AGREEMENT (this “AMENDMENT”) is made as of and with effect from the 1st day of June 2024, between BANK OF MONTREAL (“BMO”), as lender, RUSH TRUCK CENTRES OF CANADA LIMITED (“DEALER”), as borrower, and RUSH ENTERPRISES, INC., as guarantor (“HOLDINGS”).

CONTEXT OF AGREEMENT

BMO and DEALER are parties to that certain First Amended and Restated BMO Wholesale Financing and Security Agreement dated the 15th day of July 2022 (as amended by the First Amendment to the Amended and Restated BMO Wholesale Financing and Security Agreement dated as of the 1st day of June 2023 and as further amended from time to time, the “Agreement”) and HOLDINGS has guaranteed the obligations of the Borrower to BMO pursuant to the Amended and Restated Guaranty Agreement dated as of July 15, 2022 (the “Guaranty”).

The parties hereto desire to amend the Agreement in certain respects on and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree to amend the Agreement, without novation, as follows:

1.	INTERPRETATION

1.1	Definitions — In this Amendment, terms used and not otherwise defined herein have the meanings ascribed to them in the Agreement.

1.2	Headings — The Headings and the Section titles are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

2.	AMENDMENT

2.1	CDOR Replacement. Effective as of June 1, 2024 (the “Term CORRA Transition Date”):

(a)

Each CDOR Advance outstanding on the Term CORRA Transition Date shall bear interest (at the start of the next interest payment period) at, and each Advance in CAD made after the Term CORRA Transition Date shall bear interest at, the benchmark replacement rate plus credit spread plus benchmark spread adjustment (to account for the economic difference between the Term CORRA and CDOR), as follows:

Term CORRA plus 0.90% plus 0.37% (or Term CORRA plus 1.27%)

(b)

Section 4.14 of the Agreement shall be amended by deleting the benchmark rate and credit spread “CDOR plus 90 bps” and replacing it with the benchmark replacement rate and credit spread (including benchmark spread adjustment), as follows:

“Term CORRA plus 1.27%”

(c)

Section 4.16 of the Agreement shall be amended by deleting the benchmark rate and credit spread “CDOR plus 290 bps” and replacing it with the benchmark replacement rate and credit spread (including benchmark spread adjustment), as follows:

“Term CORRA plus 3.27%”

(d)

The Agreement shall be amended by (i) deleting the terms “CDOR” and “CDOR Advances” in the Agreement and replacing them with the terms “Term “CORRA” and “Term CORRA Advances”, respectively, and (ii) deleting the terms “CDOR” and “CDOR Advance” in Schedule A and replacing them with the following terms, respectively:

“Term CORRA — means, for each calendar month, the greater of (a) zero, and (b) the forward-looking term rate based on the Canadian Overnight Repo Rate Average, administered and published by the Bank of Canada, as administrator (or any successor administrator), for a 30 day tenor, which is published by an authorized benchmark administrator thereof and is displayed on a screen or other information service, as identified or selected by BMO, in its reasonable discretion, at approximately a time and as of a date prior to the commencement of an interest period determined by BMO in its reasonable discretion in a manner substantially consistent with market practice.”

“Term CORRA Advance — means an Advance in currency of Canada at Term CORRA plus 1.27%.”

2.2

Conditions to Effectiveness — Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of BMO hereunder, it is understood and agreed that this Amendment shall not become effective until BMO has received a duly executed signature page to this Amendment from the DEALER, and BMO has executed this Amendment.

2.3

Agreement and Existing Security; Continued Effectiveness — As amended hereby, all terms of the Agreement and the Existing Security shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the DEALER. To the extent any terms and conditions in any of the Existing Security shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Agreement as modified and amended hereby.

2.4

Reaffirmation of Guaranty and Consent of Guarantor — HOLDINGS hereby (a) consents to the execution and deliver by DEALER of this Amendment and the consummation of the transactions described herein; (b) agrees that the execution hereof shall not impair or otherwise affect any of its obligations and duties owned to BMO under the Guaranty; (c) ratifies and confirms the terms of its guarantee of all Liabilities with respect to the indebtedness now or hereafter outstanding under the Agreement, as amended, and Guaranteed Obligations under the Guaranty; and (d) acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing indebtedness of DEALER to BMO or any other obligation of DEALER, or any actions now or hereafter taken by BMO with respect to any obligation of DEALER, the guaranty of HOLDINGS of all Liabilities and Guaranteed Obligations (i) is and shall continue to be a primary obligation of HOLDINGS, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, (iii) is and shall continue to be in full force and effect in accordance with its terms; and (iv) nothing contained herein shall release, discharge, modify, change or affect the original liability of HOLDINGS with respect to the Liabilities or Guaranteed Obligations, as they may be amended hereby.

2.5

Effect of the Amendment. Except as expressly set forth herein, all terms of the Agreement, the Guaranty and the Existing Security shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of HOLDINGS and DEALER to BMO. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of BMO under the Agreement, nor constitute a waiver of any provision of the Agreement or the Existing Security.

2.6

References — This Amendment amends the Agreement and all references to the Existing Wholesale Financing Agreement or to the Agreement in any of the Existing Security (including in any waiver or consent) shall be deemed to refer to the Agreement as amended hereby.

3.	GENERAL

3.1	Effective Date — This Amendment will take effect as of the date first above written and will govern the relationship of the parties in respect to its subject matter on and after such date.

3.2

No Novation — This Amendment is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Agreement or the Existing Security (including the Liabilities) or to evidence payment of all or any portion of such obligations and liabilities. This Agreement shall not in any way release or impair the rights, duties, obligations, Liabilities (as defined in the Agreement) or Liens (as defined in the Agreement) created pursuant to the Existing Security or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Amendment Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith and all of such rights, duties, Liabilities and Liens are assumed, ratified and affirmed by DEALER and GUARANTOR.

3.3	Binding Nature — This Amendment will be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

3.4

Entire Agreement — This Amendment sets forth the entire agreement of the parties with respect to the subject matter of the amendment set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

3.5

Governing Law — This Amendment is and will be governed, construed and enforced in accordance with the laws of the Province of Ontario, without reference to conflict of laws principles. DEALER consents to the exclusive jurisdiction of the courts of the Province of Ontario for all purposes in connection with this Agreement.

3.6

Reliance; Counterparts — Notwithstanding anything herein to the contrary, BMO may rely on any facsimile copy, electronic data transmission, or electronic data storage of this Amendment, which will be deemed an original, and the best evidence thereof for all purposes. This Agreement may be validly executed in one or more counterparts, each of which, when taken together, will constitute a single agreement binding upon all the parties hereto.

[ REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW ]

BANK OF MONTREAL

By:/s/ Paul DeMarchi Name: Paul DeMarchi Title: Managing Director

[ BMO SIGNATURE PAGE TO SECOND AMENDMENT TO

THE FIRST AMENDED AND RESTATED WHOLESALE FINANCING AND SECURITY AGREEMENT ]

RUSH TRUCK CENTRES OF CANADA LIMITED			RUSH ENTERPRISES, INC.

By:	/s/ Kevin Tallman		By:	/s/ Steven L. Keller
	Name:	Kevin Tallman		Name:	Steven L. Keller
	Title:	CEO		Title:	Chief Financial Officer and Treasurer
	signature of authorized officer			signature of authorized officer

[ DEALER AND HOLDINGS SIGNATURE PAGE TO SECOND AMENDMENT TO

THE FIRST AMENDED AND RESTATED WHOLESALE FINANCING AND SECURITY AGREEMENT ]

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